Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2012
Basic and diluted net earnings per share
20.	Basic and diluted net earnings per share

Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares outstanding during the year. Diluted net income per share is computed using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options, PSUs, DSUs, shareholders’ rights and convertible debentures. The dilutive effect of outstanding stock options, PSUs, DSUs and shareholders’ rights is reflected in diluted earnings per share by application of the treasury stock method while the dilutive effect of convertible debentures is reflected in diluted earnings per share by application of the as if converted method.

The reconciliation of the net income and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2012	2011
Net earnings attributable to shareholders of APUC	$14,532	$23,381
Preferred shares dividend	769	—

Net earnings attributable to common shareholders of APUC – Basic and Diluted	$13,763	$23,381

Weighted average number of shares

Basic	158,304,340	116,712,934
Dilutive effect of share-based awards	605,281	249,854

Diluted	158,909,621	116,962,788

The shares potentially issuable as a result of the convertible debentures as well as stock options of 1,354,531 respectively (2011 – 1,326,900) are excluded from this calculation as they are anti-dilutive.